UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 10, 2011
HEALTH CARE REIT, INC.
(Exact name of registrant as specified in its charter)

Delaware	34-1096634

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive office)	(Zip Code)
(419) 247-2800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Pursuant to ASC 205-20, “Presentation of Financial Statements — Discontinued Operations”, certain assets of Health Care REIT, Inc. (the “Company”) are now classified as discontinued operations due to their sale during the three months ended March 31, 2011 or their classification as held for sale at March 31, 2011. As a result, the Company is reclassifying in this Current Report its operations, including rental income, interest expense and provision for depreciation and amortization related to those assets for prior periods. The application of ASC 205-20 had no effect on net income attributable to common stockholders for any period presented therein.
     During the three months ended March 31, 2011, we changed our reportable business segments to (i) senior housing triple-net, (ii) senior housing operating and (iii) medical facilities and reclassified certain assets and related revenues. Senior housing triple-net and senior housing operating were formerly combined and classified as senior housing and care. Accordingly, we have reclassified the relevant amounts and certain assets and revenues to be included in the related business segments in this Current Report to be consistent with the new classification.
     This Current Report also includes changes we have made to address certain comments received from the Securities and Exchange Commission regarding our Form 10-K for the year ended December 31, 2010. Those changes include expanded discussions regarding senior housing operating partnerships and anticipated sources and uses of cash in “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
     As a result of the changes mentioned above, the Company is updating portions of “Item 1 - Business,” “Item 2 — Properties,” “Item 6 — Selected Financial Data,” “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8 — Financial Statements and Supplementary Data.” All other information contained in the Form 10-K for the year ended December 31, 2010 and the other portions of Items 1, 2, 6, 7 and 8 have not been updated or modified (with the exception of certain minor changes to Items 1, 7 and 8 to reflect proper cross-references). For more recent information regarding the Company, please see the Company’s Quarterly Report on Form 10-Q, Current Reports on Form 8-K and other reports and information filed with or furnished to the Securities and Exchange Commission since February 25, 2011. Additionally, the Company is including, for information purposes, Financial Statement Schedules III and IV, which are unchanged from Item 15 of the Form 10-K for the year ended December 31, 2010. The foregoing items are attached as Exhibit 99.1 to this Current Report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

23	Consent of Ernst & Young LLP, independent registered public accounting firm

99.1	Business

Properties

Selected Financial Data

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Financial Statements and Supplementary Data

Schedule III

Schedule IV

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its:	Chairman of the Board, Chief Executive Officer and President
Dated: May 10, 2011

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